Putnam
Minnesota
Tax Exempt
Income Fund

SEMIANNUAL REPORT

November 30, 1996

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "With the state's economy providing a positive backdrop for improving credit fundamentals, we will continue to capitalize on opportunities to increase income while minimizing share price volatility."

                              -- Leslie J. Burke, manager
                                 Putnam Minnesota Tax Exempt Income Fund

* "While the stock market's higher returns may be a lure, diversification is imperative in any investment portfolio, and municipal bonds can provide that variety."

                              -- Business Week, December 16, 1996
       CONTENTS

 4     Report from Putnam Management

 9     Fund performance summary

15     Portfolio holdings

19     Financial statements

28     Results of December 5, 1996, shareholder meeting



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

(copyright) Karsh, Ottawa

Dear Shareholder:

The first half of Putnam Minnesota Tax Exempt Income Fund's fiscal 1997 presented a significantly brighter municipal bond market environment than that which had prevailed in the preceding months. As the fiscal year unfolded, the municipal bond market -- including the market for Minnesota tax-exempt bonds -- began to develop a sense of serenity, closing the semiannual period on November 30, 1996, in an almost upbeat mood.

During the period, Leslie Burke was appointed your fund's manager. Leslie joined Putnam in 1992 as a credit analyst in the Tax-Exempt Bond Group. Before joining Putnam, she was with Fidelity Investments. She has 10 years of investment experience.

In the report that follows, Leslie discusses the events and strategies that drove your fund's performance during the fiscal year's first half and takes a look at prospects for the second half.

Respectfully yours,

/S/George Putnam

George Putnam

Chairman of the Trustees

January 15, 1997



Report from the Fund Manager
Leslie J. Burke

In a semiannual period marked by one record stock market gain after another, Putnam Minnesota Tax Exempt Income Fund continued to offer investors one of the essential ingredients of a well-balanced portfolio -- an income investment dedicated to providing a steady stream of current tax-exempt income.

Although the state's limited supply of municipal bonds that meet our strict quality and structure criteria added to the challenge of our investment efforts, strategic securities selection and timely adjustment to the portfolio's duration boosted fund performance. For the six months ended November 30, 1996, the fund provided shareholders with a total return of 6.33% at net asset value (1.25% at public offering price) for class A shares. Results for class B and class M shares and for longer periods can be found on pages 9 and 10.

* SLOWING ECONOMY AND STRONG DEMAND SPARK MUNICIPAL BOND RALLY

After a difficult and volatile year, the municipal bond market shifted gears and rallied during your fund's semiannual period. The U.S. economy's fast-paced growth of 4.6% during the third quarter of calendar 1996 gave way to a projection of 2.2% growth for the final three months of the year. Economists expect this slowdown to continue into early 1997. This cooling of economic growth soothed investors' concerns over rising interest rates and helped lead fixed-income investments, including municipal bonds, to higher price levels.

Strong demand also helped spur the period's municipal bond rally. While large numbers of individual investors in the United States focused their attention on the unprecedented gains in the stock market, overseas investors purchased approximately $175 billion in U.S. bonds -- an amount that exceeds the federal budget deficit. Although foreign investors -- ineligible for the tax benefits of U.S. municipal bonds -- invested primarily in Treasury securities, their interest sparked greater demand and, consequently, rising prices for the municipal market as well.

* DURATION MANAGEMENT BOOSTS PERFORMANCE AND THEN PROTECTS GAINS

For most of the past six months, we capitalized on the municipal bond market's positive performance by maintaining an above-average portfolio duration. Duration is a measure of a portfolio's sensitivity to interest-rate changes. A longer duration can mean a more volatile net asset value if rates change -- but also one more likely to appreciate substantially if rates decline. A shorter duration can help preserve portfolio value as interest rates rise. During the recent municipal bond market rally, your fund's longer duration helped boost performance as interest rates on medium- and long-term municipal bonds dropped by 46 and 50 basis points, respectively.

Toward the end of the period, however, we initiated several steps to position the fund more defensively. While the market remains strong, we now believe municipal bonds may be fully priced. With the holiday shopping period recently ended, the market may need time to adjust to a new economic picture replete with buoyant statistics about chain store sales and consumer spending. Accordingly we believe now is the right time to reduce the portfolio's volatility by reining in its duration from eight to approximately seven years.

[GRAPHIC HORIZONTAL BAR CHART OMITTED: TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Hospitals/
health care                        29.2%

Education                          17.3%

Housing                            13.5%

Water and
sewerage                            8.7%

Pollution
control                             5.8%

Footnote reads:
* Based on net assets as of 11/30/96. Holdings will vary over time.



[GRAPHIC PIE CHART OMITTED: CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW
Aaa --             43.7%
Aa --              18.5%
A --               14.2%
Baa --             16.5%
Ba --               6.3%
VMIG1 --            0.8%

Footnote reads:
Based on the fund's market value as of 11/30/96. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.

The second step we took was to re-position the portfolio from a barbell structure, which favors holdings in both short- and long-term bonds, to one that emphasizes bonds in the 15- to 20-year maturity range. In the current market environment, we believe that these bonds offer better value and that reducing the fund's exposure to longer-maturity holdings is a more prudent course at present.

In order to improve performance and further reduce volatility, we also redeployed substantial assets into the purchase of noncallable intermediate-term and higher-coupon premium bonds. The low supply level in the Minnesota municipal market makes the noncallable aspect of these bonds particularly important to us. An extremely large portion of the municipal marketplace will be callable in 2003, just seven years away. Consequently, many investors are now selling callable bonds in favor of more recent, noncallable issues, such as those we have purchased. These bonds can be expected to offer more predictable performance than many callable bonds and may offer greater potential for appreciation.

This explains why your fund benefited substantially from shifting a large portion of assets into noncallable municipal securities. As callable bonds reached a ceiling of value, noncallable issues continued to perform steadily throughout the market rally, their value appreciating consistently. With a solid proportion of portfolio assets in noncallable bonds over the last two months of the semiannual period, we were able to capitalize on this appreciation while minimizing your fund's exposure to call risk.

* SECTOR STRATEGIES PAY OFF

Minnesota's limited supply of municipal bonds, particularly those we deem structurally favorable, continues to constrain the degree to which we can alter the fund's sector allocations. However, we have been able to capitalize on market opportunities in housing, health-care, and industrial revenue bonds over the period, and these sector shifts enhanced performance during the recent market rally.

Attractive yields and ties to solidly performing industries such as paper continued to make industrial revenue bonds an important source of income for the fund. Recently we were able to obtain a significant position in a bond issued by the municipality of Cloquet for the paper company Potlatch Corporation. This holding has since become an excellent income generator for the fund.

In the housing sector, we took advantage of a slight summer uptick in the supply of appropriate issues to increase the fund's weighting. Health care continued as a consistent theme in the portfolio, particularly hospital issues. In fact, hospital bonds accounted for approximately 14% of assets at the end of the period. Over the summer, our largest hospital system holding, HealthEast, enjoyed a credit upgrade from Baa to Baa1. Following the upgrade, the market valued the bonds at a higher price, resulting in solid appreciation for the fund's position.

* CONSTRUCTIVE, YET CAUTIOUS, OUTLOOK PREVAILS

The Midwest region's economy continues to be one of the strongest in the country. In Minnesota, economic growth stems from a diverse industrial base of service and manufacturing sectors. This economic environment creates a positive credit backdrop for municipal bonds, and therefore, we do not anticipate making portfolio changes in the next few months from either a sector or a creditworthiness standpoint.

Nonetheless, after the market's positive performance during the past six months, we have repositioned the fund more defensively in order to preserve its net asset value and income stream. This more conservative posture includes a shorter duration, emphasis on bonds in the 15- to 20-year maturity range, an increase in noncallable holdings, and a concentration on higher-coupon bonds.

As your fund enters the second half of fiscal 1997, our large staff of experienced research analysts will continue to scrutinize existing and new municipal bond issues to find securities that will contribute to your fund's stream of tax-exempt income. In a post-rally environment, however, we must remain mindful of another tax consequence -- capital gains from the sales of portfolio holdings that have risen in value. Although it is unlikely that any fund could avoid capital gains altogether, we plan to shift portfolio holdings only when the benefits will substantially outweigh the potential negative effects of any taxable distributions.

Pre-election talks of sweeping tax reforms, such as the flat tax and the elimination of the Internal Revenue Service, have been shelved, most likely for the duration of the current administration. Although we remain aware that these issues are merely dormant, not dead, the short-term outlook for tax-advantaged income investments remains constructive.

Footnote reads:
The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/96, there is no guarantee the fund will continue to hold these securities in the future.



Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam Minnesota Tax Exempt Income Fund is designed for investors seeking a high level of current income free from federal and state income taxes consistent with preservation of capital.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/96

                         Class A            Class B           Class M
(inception date)       (10/23/89)          (7/15/93)          (4/3/95)
                        NAV  POP           NAV  CDSC          NAV  POP
------------------------------------------------------------------------
6 months              6.33%  1.25%       6.00%  1.00%       6.17%  2.77%
------------------------------------------------------------------------
1 year                4.88  -0.06        4.19  -0.79        4.56   1.12
------------------------------------------------------------------------
5 years              40.09  33.44          --     --          --     --
Annual average        6.97   5.94          --     --          --     --
------------------------------------------------------------------------
Life of class        63.71  56.01       16.06  13.10       12.32   8.73
Annual average        7.18   6.46        4.50   3.71        7.25   5.17
------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 11/30/96

                                          Lehman Bros.       Consumer
                                     Municipal Bond Index   Price Index
------------------------------------------------------------------------
6 months                                     6.50%             1.28%
------------------------------------------------------------------------
1 year                                       5.89              3.26
------------------------------------------------------------------------
5 years                                     45.83             15.09
Annual average                               7.83              2.85
------------------------------------------------------------------------
Life of class A                             76.21             26.27
Annual average                               8.33              3.34
------------------------------------------------------------------------
Life of class B                             22.50              9.83
Annual average                               6.11              2.81
------------------------------------------------------------------------
Life of class M                             15.06              4.76
Annual average                               8.76              2.84
------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC for class B shares assumes the applicable sales charge, with the maximum being 5%.



PRICE AND DISTRIBUTION INFORMATION
6 months ended 11/30/96

                       Class A             Class B            Class M
------------------------------------------------------------------------
Distributions (number)    6                   6                  6
------------------------------------------------------------------------
Income                $0.237417           $0.207682          $0.223975
------------------------------------------------------------------------
  Total               $0.237417           $0.207682          $0.223975
------------------------------------------------------------------------
Share value:         NAV     POP            NAV             NAV    POP
------------------------------------------------------------------------
5/31/96             $8.76   $9.20          $8.73          $8.76   $9.05
------------------------------------------------------------------------
11/30/96             9.07    9.52           9.04           9.07    9.37
------------------------------------------------------------------------
Current return
(end of period)
------------------------------------------------------------------------
Current dividend
rate1                5.24%   5.00%          4.60%          4.95%   4.79%
------------------------------------------------------------------------
Taxable equivalent2  9.48    9.05           8.32           8.96    8.67
------------------------------------------------------------------------
Current 30-day
SEC yield3           5.03    4.79           4.39           4.73    4.58
------------------------------------------------------------------------
Taxable equivalent2  9.10    8.67           7.94           8.56    8.29
------------------------------------------------------------------------
1 Income portion of most recent distribution, annualized and divided by NAV or POP at end of period.

2 Assumes maximum 44.73% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous.

3 Based only on investment income, calculated using SEC guidelines.

TOTAL RETURN FOR PERIODS ENDED 12/31/96
(most recent calendar quarter)

                   Class A             Class B             Class M
                  NAV  POP            NAV  CDSC           NAV   POP
------------------------------------------------------------------------
6 months        4.37%  -0.57%       4.07%  -0.93%       4.23%  0.81%
------------------------------------------------------------------------
1 year          3.09   -1.83        2.43   -2.47        2.67  -0.68
------------------------------------------------------------------------
5 years        36.63   30.09          --      --          --     --
Annual average  6.44    5.40          --      --          --     --
------------------------------------------------------------------------
Life of class  62.85   55.19       15.41   12.48       11.59   8.02
Annual average  7.02    6.30        4.22    3.45        6.47   4.51
------------------------------------------------------------------------

Footnote reads:
Performance data represent past results, do not reflect future performance, and will differ for each share class. They do not take into account any adjustment for taxes payable on reinvested distributions or for distribution fees prior to implementation of the class A distribution plan in 1990. Investment returns and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost.



TERMS AND DEFINITIONS

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.



A Putnam perspective on risk and reward

You've probably been told how important it is to understand the relationship between an investment's potential rewards and its accompanying risks. Given the cautionary nature of such instructions, it may take most investors a while to realize that risk has a positive side.

Every risk signals a potential reward. Selecting only those investments that offer the greatest degree of security generally leads to only modest rewards. Furthermore, even insured or guaranteed investments may be subject to changes in their rates of return or, in some cases, in their principal values. Experienced investors know that no investment is truly risk free and are therefore willing to take on some measure of risk in order to increase their potential gains.

The greater the risk, the greater the potential reward. Accepting an appropriate level of investment risk can give you a better chance of outpacing inflation over time and seeking to maximize your investment's return. How much risk? Your financial advisor's feedback and your time horizon can make all the difference in determining how much risk is compatible with your investment goals and your peace of mind.

* FITTING YOUR FUND SELECTION TO YOUR RISK TOLERANCE

How do you find the right balance between investment risks and their potential rewards? It's helpful to understand the types of risks that can apply to different types of investments, and to look at your own portfolio with this perspective.

For short-term goals, your first priority may be managing market risk. Longer-term investors may be more concerned with inflation risk. And all income-oriented investors should consider interest-rate, credit, and prepayment risks carefully. Within each of Putnam's four investment categories, you can select funds with differing levels of risk and reward potential to customize your portfolio.


This list covers only the most general types of risks; however, each investment will also have its own specific risks. You will find a more detailed discussion of these risk considerations in each fund's prospectus.

* A RUNDOWN OF RISK TYPES

MARKET RISK Most important for stock funds, but relevant to all funds, this is a measure of how sensitive a fund's holdings are to changes in general market conditions. Remember, though, that securities that lose value quickly in market declines may also show the strongest gains in more favorable environments.

INTEREST-RATE RISK Since bond prices fall as interest rates rise, this type of risk is a particular concern for fixed-income investors. However, interest-rate increases can also have a substantial negative effect on the stock market.

INFLATION RISK If your investments cannot keep pace with inflation, your money will begin to lose its purchasing power. Stock investments are generally considered among the best ways of addressing inflation risk over the long term.

CREDIT AND PREPAYMENT RISK Credit risk is the concern that the security's issuer will not be able to meet its payment, while prepayment risk involves the premature payoff of a loan, with a resulting loss of interest income. Professional management and in-depth research are invaluable in managing both these risks.

LIQUIDITY RISK Not all investments can be readily converted into cash at their perceived market values. Liquidity risk can affect the price of securities held in the fund's portfolio and, thus, the fund's share prices.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund *

Health Sciences Trust

International Growth Fund +

International New Opportunities Fund

Investors Fund

New Opportunities Fund

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Trust

Income Fund

Intermediate U.S. Government
Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

MOST CONSERVATIVE
INVESTMENTS **

Putnam money market funds: ++

California Tax Exempt Money Market Fund

Money Market Fund

New York Tax Exempt Money Market Fund

Tax Exempt Money Market Fund

CDs and savings accounts [2 DBL. DAGGERS]

 * Formerly Natural Resources Fund

 + Formerly Overseas Growth Fund

[DBL. DAGGER] Formerly OTC Emerging Growth Fund

[SECTION MARK] Not available in all states.

 ** Relative to above.

++ An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

[DBL. DAGGER] Not offered by Putnam Investments. Certificates of deposit offer a fixed rate of return and may be insured up to certain limits by federal/state agencies. Savings accounts may also be insured up to certain limits. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.




Portfolio of investments owned
November 30, 1996 (Unaudited)

            Key to Abbreviations
            AMBAC       -- AMBAC Indemnity Corporation
            COP         -- Certificate of Participation
            FHA Insd.   -- Federal Housing Administration Insured
            FSA         -- Financial Security Assurance
            GNMA Coll.  -- Government National Mortgage Association Collateralized
            G.O. Bonds  -- General Obligation Bonds
            IFB         -- Inverse Floating Rate Bonds
            MBIA        -- Municipal Bond Investors Assurance Corporation
            VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (98.5%) *
PRINCIPAL AMOUNT                                                      RATING**         VALUE

Minnesota (94.8%)
--------------------------------------------------------------------------------------------
                Bemidji, Hosp. Fac. Rev. Bonds (First Mtge.-North
                Cty Hlth. Svcs.)
    $1,200,000  5 5/8s, 9/1/21                                        A           $1,180,500
     1,760,000  5 5/8s, 9/1/15                                        A            1,744,600
       700,000  Breckenridge Hosp. Fac. Rev. Bonds
                (Franciscan Sisters Hlth. Care), 9 3/8s, 9/1/17       AAA/P          743,960
       500,000  Centennial Indpt. Sch. Dist.No. 012 G.O. Bonds,
                Ser. A, FSA, 7.15s, 2/1/12                            Aaa            543,125
     1,950,000  Chaska Indl. Dev. Rev. Bonds (Lifecore
                Biomedical Inc.), 10 1/4s, 9/1/20                     BB/P         2,232,750
     5,000,000  Cloquet, Poll. Control Rev. Bonds (Potlatch Corp.),
                5.9s, 10/1/26                                         A            5,087,500
     1,000,000  Duluth Gross Rev. Bonds (Duluth Entertainment),
                7.6s, 12/1/11                                         Baa          1,126,250
       950,000  Duluth, Hosp. Rev. Bonds (St. Luke's Hosp.), 9s,
                5/1/18                                                AAA          1,034,313
       500,000  Fergus Falls Cmnty. Dev. Rev. Bonds (Lincoln -
                St. Andrews Assn.), 8 3/4s, 11/1/06                   BBB/P          513,260
     1,000,000  Golden Valley Indl. Dev. VRDN (Unicare Homes),
                3.8s, 9/1/14                                          VMIG1        1,000,000
     1,565,000  Intl. Falls, Env. Fac. Rev. Bonds (Boise
                Cascade Corp.), 7.2s, 10/1/24                         Baa          1,719,544
     2,210,000  Jackson Cnty., Hsg. & Redev. Auth. Indl. Dev.
                Rev. Bonds (Chemical Equip.), 8 3/4s, 12/1/09         BBB          2,313,030
                Minneapolis G.O. Bonds
     4,000,000  (Sports Arena), 5.2s, 10/1/24                         Aaa          3,925,000
     1,000,000  Ser. B, 5.2s, 3/1/13                                  Aaa          1,001,250
     1,500,000  (Sports Arena), 5 1/8s, 10/1/20                       Aaa          1,458,750
       810,000  Minneapolis Hosp. Rev. Bonds (Lifespan Inc.),
                Ser. B, 9 1/8s, 12/1/14                               Aaa            870,086
                Minneapolis & St. Paul Hsg. & Redev. Auth. Hlth.
                Care Syst. Rev. Bonds
     4,000,000  (Group Hlth. Plan Inc.), 6.9s, 12/1/22                A            4,385,000
     2,000,000  (Hlth. One Obligated Group), Ser. A, MBIA,
                6 3/4s, 8/15/14                                       Aaa          2,160,000
     1,675,000  Minneapolis, Sales Tax G.O. Bonds, 6 1/4s, 4/1/12     Aaa          1,794,344
     1,105,000  Minneapolis, Cmnty. Dev. Agcy. Supported Dev.
                Rev. Bonds (Grace-Lee Products Inc.),
                Ser. 91-3, 8 1/4s, 12/1/11                            BBB          1,209,975
       630,000  Minneapolis-St. Paul, Hsg. Fin. Board Single Fam.
                Mtge. Rev. Bonds (Phase VI), Ser. A, GNMA Coll.,
                8.3s, 8/1/21                                          AAA            639,450
     3,050,000  Minneapolis, Special Sch. Dist. No. 1 G.O. Bonds,
                5s, 2/1/12                                            Aa           3,000,438
                MN Agricultural & Econ. Dev. Board Rev. Bonds
                (Small Bus. Dev. Loan Program)
       575,000  Ser. E-Lot 1, 8 1/2s, 8/1/10                          BB             598,719
       400,000  Ser. A-Lot 2, 8.2s, 8/1/09                            BB             416,500
       750,000  Ser. B-Lot 1, 7s, 8/1/16                              BB             785,625
                MN Pub. Fac. Auth. Wtr. Poll. Control Rev. Bonds
     1,500,000  Ser. A, 6.95s, 3/1/13                                 Aaa          1,678,125
     3,000,000  Ser. A, 6 1/2s, 3/1/14                                Aaa          3,255,000
     4,720,000  Ser. B, 5s, 3/1/18                                    Aaa          4,584,300
     2,245,000  Ser. B, 5s, 3/1/17                                    Aaa          2,180,456
     3,000,000  MN State G.O. Bonds, 5 1/4s, 8/1/15                   Aaa          3,018,750
     3,000,000  MN State Duluth Arpt. Tax Increment Rev. Bonds,
                Ser. 95A, 6 1/4s, 8/1/14                              Aaa          3,161,250
     1,000,000  MN State Higher Ed. Fac. Auth. Mtge. Rev. Bonds
                (St. Thomas Univ.), Ser. 3-C, 7 1/8s, 9/1/14          AAA/P        1,108,750
     1,500,000  MN State Hsg. Fin. Agcy. Dev. Rev. Bonds, Ser. A,
                6.95s, 2/1/14                                         Aa           1,591,875
                MN State Hsg. Fin. Agcy. Single Fam. Mtge.
                Rev. Bonds
       175,000  Ser. C, 8 1/2s, 7/1/19                                Aa             181,781
       350,000  Ser. A, FHA Insd., 7.45s, 7/1/22                      Aa             372,750
     5,000,000  Ser. E, 6.85s, 1/1/24                                 Aa           5,243,750
     1,735,000  Ser. B-1, 6 3/4s, 1/1/26                              Aa           1,813,075
     1,000,000  Ser. Q, 6.7s, 1/1/17                                  Aa           1,056,250
     2,000,000  Ser. B, 6.35s, 7/1/18                                 Aa           2,085,000
                Morris Hosp. Fac. Rev. Bonds (Stevens Cmnty.
                Memorial Hosp.)
       250,000  Ser. A, 8 1/4s, 5/1/10                                AAA            283,125
       500,000  Ser. B, 8 1/4s, 5/1/10                                AAA            566,250
                North St. Paul Maplewood Indpt. Sch. Dist.
                No. 622 Rev. Bonds, Ser. A
     2,000,000  MBIA, 7.1s, 2/1/19                                    Aaa          2,337,500
     3,000,000  MBIA, 6 7/8s, 2/1/15                                  Aaa          3,461,250
     2,000,000  Northern MN Muni. Pwr. Agcy. Elec. Syst.
                Rev. Bonds, Ser. A, 7 1/4s, 1/1/16                    A            2,125,000
     1,000,000  Northfield College Fac. Rev. Bonds
                (St. Olaf College), 6.4s, 10/1/21                     A            1,058,750
                Rochester Hlth. Care Fac. IFB (Mayo Foundation)
     3,300,000  Ser. H, 8.128s, 11/15/15 #                            AA           3,522,750
     3,000,000  Ser. E, 8.054s, 11/15/12                              AA           3,157,500
     4,000,000  Rochester Hlth. Care Fac. Rev. Bonds
                (Olmsted Med. Group), 7 1/2s, 7/1/19                  BB/P         4,215,000
     2,440,000  Rochester, Indpt. Sch. Dist. No. 535 G.O. Bonds,
                Ser. A, 5 1/4s, 2/1/15                                Aaa          2,443,050
     2,400,000  St. Cloud Hosp. Fac. Rev. Bonds (St. Cloud Hosp.),
                Ser. C, AMBAC, 6 3/4s, 7/1/11                         Aaa          2,688,000
     2,500,000  Sartell Poll. Control Rev. Bonds (Champion Intl.),
                6.95s, 10/1/12                                        Baa          2,681,250
     2,500,000  SCA Multi-Fam. Mtge. Rev. Bonds (Burnsville),
                Ser. A-9, FSA, 7.1s, 1/1/30                           Aaa          2,737,500
                Southern MN, Muni. Pwr. Agcy. Syst. Rev. Bonds
     1,240,000  Ser. B, 5s, 1/1/13                                    A            1,156,300
    10,000,000  Ser. A, MBIA, zero %, 1/1/20                          Aaa          2,787,500
       300,000  Southern MN Muni. Pwr. Agcy. Supply Syst.
                Rev. Bonds, Ser. A, 8 1/8s, 1/1/18                    Aaa            319,287
                Spring Lake Pk., Indpt. Sch. Dist. No. 016
                Rev. Bonds, MBIA
     1,770,000  5 1/4s, 2/1/12                                        Aaa          1,763,362
     1,760,000  5 1/4s, 2/1/17                                        Aaa          1,751,200
                St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
                (Healtheast Proj.)
     3,500,000  Ser. B, 9 3/4s, 11/1/17                               Baa          3,724,140
     1,915,000  Ser. B, 9 5/8s, 11/1/08                               Baa          2,035,530
     3,500,000  Ser. A, 6 5/8s, 11/1/17                               Baa          3,596,250
     2,475,000  St. Paul, Indpt. Sch. Dist. No. 625, COP, Ser. C,
                5 1/4s, 2/1/16                                        Aa           2,419,312
     3,500,000  Todd Morrison & Stearns Cntys., MN Indpt.
                Sch. Dist. No. 2753 G.O. Bonds, MBIA, 5s, 4/1/17      Aaa          3,303,125
                                                                              --------------
                                                                                 126,948,012

Puerto Rico (3.7%)
--------------------------------------------------------------------------------------------
     3,000,000  Cmnwlth. of PR, G.O. Bonds, 5.4s, 7/1/25              Baa          2,902,500
                Comnwlth. of PR, Hwy. & Trans. Auth. Rev. Bonds
     1,000,000  Ser. Y, 6 1/4s, 7/1/13                                A            1,095,000
     1,000,000  Ser. W, 5 1/4s, 7/1/20                                A              946,250
                                                                              --------------
                                                                                   4,943,750
--------------------------------------------------------------------------------------------
                Total Municipal Bonds and Notes (cost $125,323,216) ***         $131,891,762
--------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $133,855,928.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1996 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30,
    1996. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

*** The aggregate identified cost on a tax basis is $125,323,216, resulting in gross unrealized appreciation and depreciation of $6,851,736 and $283,190, respectively, or net unrealized appreciation of $6,568,546.

  # A portion of this security was pledged and segregated with the custodian to cover margin requirements for futures contracts at November 30, 1996.

    The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at
    November 30, 1996.

    The fund had the following industry group concentrations greater than 10% at November 30, 1996
    (as a percentage of net assets):

    Hospitals/Health care   29.2%
    Education               17.3
    Housing                 13.5

    The fund had the following insurance concentration greater than 10% at November 30, 1996
    (as a percentage of net assets):

     MBIA                   13.1%


--------------------------------------------------------------------------------------------
Futures Contracts Outstanding at November 30, 1996
                                          Aggregate
                           Total               Face      Expiration         Unrealized
                           Value              Value            Date       Depreciation
--------------------------------------------------------------------------------------------
U.S. Treasury Bond
Futures (Short)       $1,743,281         $1,727,343          Dec-96           $(15,938)
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
November 30, 1996 (Unaudited)

Assets
----------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $125,323,216) (Note 1)                               $131,891,762
----------------------------------------------------------------------------------
Cash                                                                       204,136
----------------------------------------------------------------------------------
Interest and other receivables                                           2,375,960
----------------------------------------------------------------------------------
Receivable for shares of the fund sold                                      77,400
----------------------------------------------------------------------------------
Total assets                                                           134,549,258

Liabilities
----------------------------------------------------------------------------------
Payable for variation margin                                                13,594
----------------------------------------------------------------------------------
Distributions payable to shareholders                                      240,757
----------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                 104,838
----------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                               196,361
----------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                  12,769
----------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                5,468
----------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                 1,165
----------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                      56,839
----------------------------------------------------------------------------------
Other accrued expenses                                                      61,539
----------------------------------------------------------------------------------
Total liabilities                                                          693,330
----------------------------------------------------------------------------------
Net assets                                                            $133,855,928

Represented by
----------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                       $129,947,367
----------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                66,690
----------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                   (2,710,737)
----------------------------------------------------------------------------------
Net unrealized appreciation of investments                               6,552,608
----------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                            $133,855,928

Computation of net asset value and offering price
----------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($99,127,531 divided by 10,925,905 shares)                                   $9.07
----------------------------------------------------------------------------------
Offering price per class A share (100/95.25 of $9.07)*                       $9.52
----------------------------------------------------------------------------------
Net asset value and offering price per class B share
($33,770,430 divided by 3,734,275 shares)**                                  $9.04
----------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($957,967 divided by 105,635 shares)                                         $9.07
----------------------------------------------------------------------------------
Offering price per class M share (100/96.75 of $9.07)***                     $9.37
----------------------------------------------------------------------------------

  * On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended November 30, 1996 (Unaudited)

Tax exempt interest income                                         $4,159,098
-----------------------------------------------------------------------------
Expenses:
-----------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      390,619
-----------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                         74,917
-----------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                      10,832
-----------------------------------------------------------------------------
Administrative services (Note 2)                                        3,471
-----------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                  97,556
-----------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                 133,950
-----------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                   2,347
-----------------------------------------------------------------------------
Reports to shareholders                                                14,561
-----------------------------------------------------------------------------
Registration fees                                                         276
-----------------------------------------------------------------------------
Auditing                                                               14,423
-----------------------------------------------------------------------------
Legal                                                                  10,970
-----------------------------------------------------------------------------
Postage                                                                36,995
-----------------------------------------------------------------------------
Other                                                                   6,689
-----------------------------------------------------------------------------
Total expenses                                                        797,606
-----------------------------------------------------------------------------
Expense reduction (Note 2)                                            (44,630)
-----------------------------------------------------------------------------
Net expenses                                                          752,976
-----------------------------------------------------------------------------
Net investment income                                               3,406,122
-----------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (300,834)
-----------------------------------------------------------------------------
Net realized gain on futures contracts (Note 1)                       126,211
-----------------------------------------------------------------------------
Net unrealized appreciation of investments
and futures during the period                                       4,672,310
-----------------------------------------------------------------------------
Net gain on investments                                             4,497,687
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $7,903,809
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                  Six months ended      Year ended
                                                       November 30          May 31
                                                              1996*           1996
----------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------
Net investment income                                   $3,406,122      $6,329,579
----------------------------------------------------------------------------------
Net realized gain (loss)
on investments                                            (174,623)        816,541
----------------------------------------------------------------------------------
Net unrealized appreciation
(depreciation) of investments                            4,672,310      (3,550,267)
----------------------------------------------------------------------------------
Net increase in net assets
resulting from operations                                7,903,809       3,595,853
----------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------
From net investment income
Class A                                                 (2,607,772)     (5,131,471)
----------------------------------------------------------------------------------
Class B                                                   (739,077)     (1,159,900)
----------------------------------------------------------------------------------
Class M                                                    (23,701)        (22,640)
----------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)        2,150,459      11,772,994
----------------------------------------------------------------------------------
Total increase in net assets                             6,683,718       9,054,836
----------------------------------------------------------------------------------
Net assets
----------------------------------------------------------------------------------
Beginning of period                                    127,172,210     118,117,374
----------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $66,690 and
$31,118, respectively)                                $133,855,928    $127,172,210
----------------------------------------------------------------------------------

* Unaudited.

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

                                                                    For the period
                                       Six months                    April 3, 1995     Six months
                                          ended             Year     (commencement       ended            Year
                                       November 30         ended     of operations)    November 30       ended
                                       (Unaudited)        May 31       to May 31       (Unaudited)      May 31
----------------------------------------------------------------------------------------------------------------------------
                                           1996            1996           1995            1996            1996
----------------------------------------------------------------------------------------------------------------------------
                                                        Class M                                 Class B
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                       $8.76           $8.95          $8.77           $8.73           $8.92
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                       .23             .43            .08             .21             .41
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                  .30            (.18)           .17             .31            (.19)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations            .53             .25            .25             .52             .22
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                 (.22)           (.44)          (.07)           (.21)           (.41)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                        (.22)           (.44)          (.07)           (.21)           (.41)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $9.07           $8.76          $8.95           $9.04           $8.73
----------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                     6.17*           2.82           2.89*           6.00*           2.49
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $958            $913             $1         $33,770         $30,149
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                   .69*           1.32            .21*            .86*           1.67
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                  2.55*           4.72            .93*           2.37*           4.57
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                    38.60*         109.85          58.18           38.60*         109.85
----------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                         For the period
                                                          July 15, 1993       Six months
                                               Year       (commencement          ended             Year
                                              ended      of operations) to   November 30          ended
                                             May 31           May 31          (Unaudited)        May 31
----------------------------------------------------------------------------------------------------------------------------
                                              1995             1994              1996              1996
----------------------------------------------------------------------------------------------------------------------------
                                                    Class B                                     Class A
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $8.77            $9.18            $8.76           $8.95
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                          .45              .39              .24             .47
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .15             (.41)             .31            (.19)
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .60             (.02)             .55             .28
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                    (.45)            (.39)            (.24)           (.47)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                           (.45)            (.39)            (.24)           (.47)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.92            $8.77            $9.07           $8.76
----------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                        7.17             (.32)*           6.33*           3.16
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $19,698           $8,873          $99,128         $96,110
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                     1.63             1.47*             .53*           1.01
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     5.15             4.23*            2.70*           5.26
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       58.18            28.19            38.60*         109.85
----------------------------------------------------------------------------------------------------------------------------





Financial highlights (continued)
(For a share outstanding throughout the period)

                                                                Year ended May 31
----------------------------------------------------------------------------------------------------------------------------
                                              1995             1994             1993            1992
----------------------------------------------------------------------------------------------------------------------------
                                                                      Class A
----------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                          $8.79            $9.06            $8.74           $8.56
----------------------------------------------------------------------------------------------------------------------------
Investment operations
----------------------------------------------------------------------------------------------------------------------------
Net investment income                          .51               .51             .55             .55(a)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                     .15              (.27)            .33             .18
----------------------------------------------------------------------------------------------------------------------------
Total from investment operations               .66               .24             .88             .73
----------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------------
From net investment income                    (.50)             (.51)           (.56)           (.55)
----------------------------------------------------------------------------------------------------------------------------
Total distributions                           (.50)             (.51)           (.56)           (.55)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period               $8.95             $8.79           $9.06           $8.74
----------------------------------------------------------------------------------------------------------------------------
Total investment return at
net asset value (%)(b)                        7.90              2.57           10.33            8.86
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                             $98,418           $95,587         $86,611         $59,914
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(d)                      .99              1.03            1.08             .91(a)
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                     5.85              5.60            6.12            6.34(a)
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                       58.18             28.19           37.69           38.79(c)
----------------------------------------------------------------------------------------------------------------------------

 *  Not annualized.

(a) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund reflect a reduction of approximately $0.02 per share for the year ended May 31, 1992.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Portfolio turnover excludes the impact of assets received from the acquisition of Minnesota Tax Exempt Income Fund, then known as Putnam Minnesota Tax Exempt Income Fund II.

(d) The ratio of expenses to average net assets for the year ended May 31, 1996 and thereafter, includes amounts paid through expense offset arrangements.  Prior period ratios exclude these amounts (Note 2).




Notes to financial statements
November 30, 1996 (Unaudited)

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and Minnesota personal income tax as the fund's Manager, Putnam Investment Management, Inc. ("Putnam Management"), a wholly-owned subsidiary of Putnam Investments, Inc., believes is consistent with preservation of capital by investing primarily in a portfolio of Minnesota tax-exempt securities.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At May 31, 1996, the fund had a capital loss carryover of approximately $1,992,000 available to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

     Loss Carryover     Expiration
------------------------------------------
    $   46,000       May 31, 1999
       300,000       May 31, 2000
       814,000       May 31, 2003
       832,000       May 31, 2004

E) Distributions to shareholders Income dividends are recorded daily by the fund and are distributed monthly. Capital gain distributions if any, are recorded on the ex-dividend date and paid annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis.

Discounts on zero coupon bonds and original issue bonds are accreted according to the effective yield method.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.60% of the first $500 million, 0.50% of the next $500 million, 0.45% of the next $500 million, 0.40% of the next $5 billion, 0.375% of the next $5 billion, 0.355% of the next $5 billion, 0.340% of the next $5 billion and 0.330% thereafter. Prior to September 20, 1996, any amount over $1.5 billion was based on 0.40%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended November 30, 1996, fund expenses were reduced by $44,630 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $690 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total compensation for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.20%, 0.85% and 0.50% of the average net assets attributable to class A, class B and class M shares, respectively.

For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $6,688 and $40 from the sale of class A and class M shares, respectively and $21,067 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the six months ended November 30, 1996, Putnam Mutual Funds Corp., acting as underwriter received no monies on class A redemptions.

Note 3
Purchase and sales of securities

During the period ended November 30, 1996, purchases and sales of investment securities other than short-term investments aggregated $62,196,755 and $48,045,256, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1996, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                Six months ended
                               November 30, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold               572,079         $5,094,053
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             198,903          1,767,638
----------------------------------------------------
                          770,982          6,861,691

Shares
repurchased              (813,205)        (7,232,539)
----------------------------------------------------
Net decrease              (42,223)         $(370,848)
----------------------------------------------------

                                  Year ended
                                 May 31, 1996
----------------------------------------------------
Class A                    Shares             Amount
----------------------------------------------------
Shares sold             1,304,550        $11,690,504
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             384,745          3,430,838
----------------------------------------------------
                        1,689,295         15,121,342

Shares
repurchased            (1,721,071)       (15,336,253)
----------------------------------------------------
Net decrease              (31,776)         $(214,911)
----------------------------------------------------

                               Six months ended
                              November 30, 1996
----------------------------------------------------
Class B                   Shares              Amount
----------------------------------------------------
Shares sold              418,198          $3,708,878
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions             54,635             484,001
----------------------------------------------------
                         472,833           4,192,879

Shares
repurchased             (190,329)         (1,684,090)
----------------------------------------------------
Net increase             282,504          $2,508,789
----------------------------------------------------


                                 Year ended
                                May 31, 1996
----------------------------------------------------
Class B                 Shares                Amount
----------------------------------------------------
Shares sold          1,432,703           $12,742,334
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions           83,951               746,428
----------------------------------------------------
                     1,516,654            13,488,762

Shares
repurchased           (273,301)           (2,434,245)
----------------------------------------------------
Net increase         1,243,353           $11,054,517
----------------------------------------------------

                             Six months ended
                            November 30, 1996
----------------------------------------------------
Class M              Shares                   Amount
----------------------------------------------------
Shares sold           4,232                  $37,678
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions         2,679                   23,700
----------------------------------------------------
                      6,911                   61,378

Shares
repurchased          (5,483)                 (48,860)
----------------------------------------------------
Net increase          1,428                  $12,518
----------------------------------------------------

                                   Year ended
                                 May 31, 1996
----------------------------------------------------
Class M                   Shares              Amount
----------------------------------------------------
Shares sold              107,706            $965,061
----------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions              2,321              20,751
----------------------------------------------------
                         110,027             985,812

Shares
repurchased               (5,935)            (52,424)
----------------------------------------------------
Net increase             104,092            $933,388
----------------------------------------------------


Results of December 5, 1996 shareholder meeting

A meeting of shareholders of the fund was held on December 5, 1996. At the meeting, each of the nominees for Trustees was elected, as follows:

                                                         Votes
                                 Votes for              withheld

Jameson Adkins Baxter            8,342,376               178,370
Hans H. Estin                    8,337,013               183,733
John A. Hill                     8,331,746               189,000
Ronald J. Jackson                8,334,541               186,205
Elizabeth T. Kennan              8,344,754               175,992
Lawrence J. Lasser               8,348,768               171,978
Robert E. Patterson              8,346,810               173,936
Donald S. Perkins                8,345,283               175,463
William F. Pounds                8,351,414               169,332
George Putnam                    8,347,615               173,131
George Putnam, III               8,329,289               191,457
Eli Shapiro                      8,324,580               196,166
A.J.C. Smith                     8,346,810               173,936
W. Nicholas Thorndike            8,335,019               185,727

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 8,072,680 votes for, and 62,899 votes against, with 385,167 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to diversification of investments was approved as follows:
7,407,002 votes for, and 299,635 votes against, with 814,109 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in the securities of a single issuer was approved as follows: 7,271,635 votes for, and 359,504 votes against, with 889,607 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to making loans through purchases of debt obligations, repurchase agreements and securities loans was approved as follows:
7,138,154 votes for, and 496,900 votes against, with 885,692 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investment in real estate was approved as follows: 7,266,987 votes for, and 381,071 votes against, with 872,688 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to concentration of its assets was approved as follows:
7,438,131 votes for, and 265,219 votes against, with 817,396 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to senior securities was approved as follows: 7,374,348 votes for, and 270,145 votes against, with 876,253 abstentions and broker non-votes.

A proposal to amend the fund's fundamental investment restriction with respect to investments in commodities or commodity contracts was approved as follows: 7,141,426 votes for, and 523,188 votes against, with 856,132 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in securities of issuers in which management of the fund or Putnam Investment Management, Inc. owns securities was approved as follows: 7,188,718 votes for, and 437,797 votes against, with 894,231 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to margin transactions was approved as follows: 7,017,143 votes for, and 532,421 votes against, with 971,182 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to short sales was approved as follows: 7,052,950 votes for, and 526,449 votes against, with 941,347 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction which limits the fund's ability to pledge assets was approved as follows: 7,031,986 votes for, and 540,726 votes against, with 948,034 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in restricted securities was approved as follows: 7,043,012 votes for, and 535,647 votes against, with 942,087 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investments in certain oil, gas and mineral interests was approved as follows: 7,133,066 votes for, and 460,131 votes against, with 927,549 abstentions and broker non-votes.

A proposal to eliminate the fund's fundamental investment restriction with respect to investing to gain control of a company's management was approved as follows: 7,057,518 votes for, and 542,008 votes against, with 921,220 abstentions and broker non-votes.

All tabulations are rounded to nearest whole number.




Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

Jerome J. Jacobs
Vice President

Blake E. Anderson
Vice President

Leslie J. Burke
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Minnesota Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
---------------------

29937-847/238/129   1/97